EXHIBIT 99.1

                            Computational Materials

Morgan Stanley

 Balance $25,291,000.00   Delay          24           WAC(5)  5.616266907    WAM(5)  174
 Coupon  5.00000          Dated          10/01/2004   NET(5)  5.366267       WALA(5)   6
 Settle  10/29/2004       First Payment  11/25/2004


        Price          25 PPC            50 PPC           75 PPC         100 PPC          125 PPC
                            Yield            Yield            Yield           Yield             Yield
          101-00             4.79             4.73             4.66            4.58              4.49
          101-04             4.77             4.70             4.62            4.54              4.44
          101-08             4.74             4.67             4.59            4.49              4.39
          101-12             4.72             4.64             4.55            4.45              4.34
          101-16             4.69             4.61             4.52            4.41              4.29
          101-20             4.67             4.58             4.48            4.36              4.24
          101-24             4.65             4.55             4.44            4.32              4.19
          101-28             4.62             4.52             4.41            4.28              4.13
          102-00             4.60             4.49             4.37            4.24              4.08
          102-04             4.58             4.46             4.34            4.19              4.03
          102-08             4.55             4.43             4.30            4.15              3.98


             WAL             6.39             5.03             4.03            3.27              2.70
        Mod Durn             5.11             4.15             3.41            2.85              2.40
Principal Window    Nov04 - May19    Nov04 - May19    Nov04 - May19    Nov04 - May1  9  Nov04 - May19


       LIBOR_1MO           1.95           1.95           1.95          1.95            1.95
          Prepay         25 PPC         50 PPC         75 PPC       100 PPC         125 PPC


        Price           150 PPC         175 PPC        200 PPC
                              Yield           Yield          Yield
          101-00               4.40            4.29           4.17
          101-04               4.33            4.22           4.09
          101-08               4.27            4.15           4.01
          101-12               4.21            4.07           3.93
          101-16               4.15            4.00           3.85
          101-20               4.09            3.93           3.77
          101-24               4.03            3.86           3.69
          101-28               3.97            3.79           3.61
          102-00               3.91            3.73           3.53
          102-04               3.85            3.66           3.45
          102-08               3.79            3.59           3.37


             WAL               2.25            1.90           1.64
        Mod Durn               2.04            1.75           1.53
Principal Window      Nov04 - May19   Nov04 - Jan13  Nov04 - Nov10


       LIBOR_1MO               1.95            1.95           1.95
          Prepay            150 PPC         175 PPC        200 PPC



This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide:
In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Morgan Stanley

Balance     $138,002,000.00   Delay            24            WAC(1)  6.730573228   WAM(1)    352
Coupon      6.35663           Dated            10/01/2004    NET(1)  6.356631      WALA(1)   7
Settle      10/29/2004        First Payment    11/25/2004


Price               25 PPC           50 PPC           75 PPC             100 PPC        125 PPC
                           Yield             Yield            Yield            Yield           Yield
          103-12            5.92              5.72             5.50             5.26            4.99
          103-16            5.90              5.70             5.47             5.22            4.94
          103-20            5.88              5.68             5.44             5.18            4.89
          103-24            5.87              5.65             5.41             5.15            4.85
          103-28            5.85              5.63             5.38             5.11            4.80
          104-00            5.83              5.61             5.35             5.07            4.76
          104-04            5.82              5.59             5.33             5.03            4.71
          104-08            5.80              5.56             5.30             5.00            4.67
          104-12            5.78              5.54             5.27             4.96            4.62
          104-16            5.77              5.52             5.24             4.92            4.58
          104-20            5.75              5.50             5.21             4.89            4.53


        WAL                11.62              7.56             5.31             3.95            3.06
        Mod Durn            7.28              5.33             4.08             3.24            2.63
Principal Window   Nov04 - Jul34     Nov04 - Jul34    Nov04 - Jul34    Nov04 - Jul34   Nov04 - Jul34


       LIBOR_1MO            1.95              1.95             1.95             1.95            1.95
          Prepay          25 PPC            50 PPC           75 PPC          100 PPC         125 PPC



Price                     150 PPC           175 PPC          200 PPC
                                 Yield             Yield            Yield
          103-12                  4.69              4.35             4.02
          103-16                  4.63              4.29             3.94
          103-20                  4.57              4.22             3.87
          103-24                  4.52              4.16             3.79
          103-28                  4.46              4.09             3.71
          104-00                  4.41              4.03             3.64
          104-04                  4.36              3.96             3.56
          104-08                  4.30              3.90             3.49
          104-12                  4.25              3.83             3.41
          104-16                  4.19              3.77             3.34
          104-20                  4.14              3.70             3.26


        WAL                       2.45              2.00             1.70
        Mod Durn                  2.18              1.83             1.58
Principal Window         Nov04 - Jul34     Nov04 - Jan13    Nov04 - Nov10


       LIBOR_1MO                  1.95              1.95             1.95
          Prepay               150 PPC           175 PPC          200 PPC



This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide:
In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Morgan Stanley

Balance    $73,128,800.00 Delay         24            WAC(3)   6.335442229   WAM(3)  355
Coupon     5.00000        Dated         10/01/200     NET(3)   6.063657      WALA(3) 5
Settle     10/29/2004     First Payment 11/25/2004

         Price      25 PPC        50 PPC          75 PPC        100 PPC          125 PPC
                           Yield          Yield          Yield          Yield             Yield
         100-06+            4.98           4.94           4.89           4.83              4.77
         100-10+            4.96           4.91           4.85           4.78              4.71
         100-14+            4.94           4.88           4.81           4.73              4.65
         100-18+            4.92           4.86           4.77           4.67              4.58
         100-22+            4.91           4.83           4.73           4.62              4.52
         100-26+            4.89           4.80           4.69           4.57              4.45
         100-30+            4.87           4.77           4.66           4.52              4.39
         101-02+            4.85           4.75           4.62           4.47              4.33
         101-06+            4.84           4.72           4.58           4.42              4.26
         101-10+            4.82           4.70           4.54           4.37              4.20
         101-14+            4.80           4.67           4.50           4.32              4.14


             WAL           10.11           5.87           3.78           2.70              2.12
        Mod Durn            7.06           4.63           3.23           2.42              1.94
Principal Window   Nov04 - Jan31  Nov04 - Jul24  Nov04 - Dec17  Nov04 - Aug12     Nov04 - May10


       LIBOR_1MO            1.95           1.95           1.95           1.95              1.95
          Prepay          25 PPC         50 PPC         75 PPC        100 PPC           125 PPC

                    150 PPC           175 PPC          200 PPC
         Price             Yield             Yield           Yield
                            4.72              4.67            4.61
         100-06+            4.64              4.58            4.51
         100-10+            4.57              4.49            4.40
         100-14+            4.49              4.40            4.30
         100-18+            4.42              4.31            4.20
         100-22+            4.34              4.22            4.10
         100-26+            4.26              4.13            4.00
         100-30+            4.19              4.04            3.89
         101-02+            4.11              3.95            3.79
         101-06+            4.04              3.87            3.69
         101-10+            3.96              3.78            3.59
         101-14+

                            1.75              1.49            1.29
             WAL            1.63              1.39            1.21
        Mod Durn   Nov04 - Mar09     Nov04 - Jul08   Nov04 - Dec07
Principal Window

       LIBOR_1MO            1.95              1.95            1.95
          Prepay         150 PPC           175 PPC         200 PPC


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide:
In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.